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                                   EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the incorporation by reference in Registration Statement Number 33-19352 on Form S-8 dated December 29, 1987, Registration Statement Number 33-22552 on Form S-8 dated June 15, 1988, Registration Number 33-37502 on Form S-8 dated October 31, 1990, Registration Statement Number 33-51462 on Form S-8 dated August 31, 1992, and Registration Statement Number 33-73162 on Form S-3 dated March 7, 1994 and amended thereto August 18, 1994, Registration Statement Number 33-62859 on Form S-3 dated September 22, 1995, Registration Statement Number 333-34409 on Form S-8 dated August 27, 1997 and Registration Statement Number 333-45651 on Form S-8 dated February 5, 1998 of our report dated January 22, 1998 on our audits of the consolidated financial statements of Provident Bankshares Corporation as of December 31, 1997 amd 1996 and for the three years in the period ended December 31, 1997, which report is included in this Annual Report on Form 10-K.



                                             /s/ Coopers & Lybrand L.L.P.

                                             COOPERS & LYBRAND L.L.P.



Baltimore, Maryland
March 16, 1998


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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors
Provident Bankshares Corporation


As independent public accountants, we hereby consent to the use of our report dated January 22, 1997, except with respect to Note 19 as to which the date is March 10, 1997 included in Provident Bankshares Corporation annual report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Form 10-K. It should be noted that we have not audited any financial statements of First Citizens Financial Corporation subsequent to December 31, 1996 or performed any audit procedures subsequent to the date of our report.

                                                       /s/Arthur Andersen LLP


Washington, D.C.
March 16, 1998